U. S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                          July 08, 2008

PNG VENTURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29735	88-0350286
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3001 Knox Street, Suite 403
Dallas, Texas 75205
(Address of principal executive offices)

866-765-4940
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On July 08, 2008, PNG Ventures, Inc. (the “Company”) issued a press release entitled “PNG Ventures Acquires LNG Business in Exchange for Stock.” A copy of the press release has been attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(c)           Exhibits.

Number	Description

99.1	Press Release entitled “PNG Ventures Acquires LNG Business in Exchange for Stock.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PNG Ventures, Inc.
Date: July 9, 2008	/s/ Kevin Markey By: Kevin Markey Its: Interim Chief Executive Officer